First Quarter 2022 Earnings April 19, 2022

2 Disclaimers Non-GAAP Information Certain measures included in this document are “non-GAAP,” meaning they are not presented in accordance with generally accepted accounting principles in the U.S. and also are not codified in U.S. banking regulations currently applicable to FHN. FHN’s management believes such measures, even though not always comparable to non-GAAP measures used by other financial institutions, are relevant to understanding the financial condition, capital position, and financial results of FHN and its business segments. The non-GAAP measures presented in this document are listed, and are reconciled to the most comparable GAAP presentation, in the non-GAAP reconciliation table(s) appearing in the Appendix. In addition, presentation of regulatory measures, even those which are not GAAP, provide a meaningful base for comparability to other financial institutions subject to the same regulations as FHN. Although not GAAP terms, these regulatory measures are not considered “non-GAAP” under U.S. financial reporting rules as long as their presentation conforms to regulatory standards. Regulatory measures used in this document include: common equity tier 1 capital, generally defined as common equity less goodwill, other intangibles, and certain other required regulatory deductions; tier 1 capital, generally defined as the sum of core capital (including common equity and instruments that cannot be redeemed at the option of the holder) adjusted for certain items under risk based capital regulations; and risk-weighted assets, which is a measure of total on- and off-balance sheet assets adjusted for credit and market risk, used to determine regulatory capital ratios. Forward-Looking Statements This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements pertain to FHN's beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results, or other developments. Forward- looking statements can be identified by the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “should,” “is likely,” “will,” “going forward,” and other expressions that indicate future events and trends. Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic, and competitive uncertainties and contingencies, many of which are beyond FHN’s control, and many of which, with respect to future business decisions and actions (including acquisitions and divestitures), are subject to change and could cause FHN’s actual future results and outcomes to differ materially from those contemplated or implied by forward-looking statements or historical performance. Examples of uncertainties and contingencies include those mentioned: in this document; in Items 2.02 and 7.01 of FHN’s Current Report on Form 8-K to which this document has been filed as an exhibit; in the forepart, and in Items 1, 1A, and 7, of FHN’s most recent Annual Report on Form 10-K, as amended; and in the forepart, and in Item 1A of Part II, of FHN’s Quarterly Report(s) on Form 10-Q filed this year. FHN assumes no obligation to update or revise any forward-looking statements that are made in this document or in any other statement, release, report, or filing from time to time. Throughout this presentation, numbers may not foot due to rounding, references to EPS are fully diluted, 1Q22 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases.

3 Disclaimers (cont’d) Important Other Information In connection with the proposed transaction with TD, First Horizon has filed a preliminary proxy statement and other materials with the SEC, and intends to file additional relevant materials with the SEC, including a definitive proxy statement on Schedule 14A. All preliminary materials are subject to completion. This communication does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF FIRST HORIZON ARE URGED TO READ, WHEN AVAILABLE, ALL RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED WITH THE SEC, INCLUDING FIRST HORIZON’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FIRST HORIZON AND THE PROPOSED TRANSACTION WITH TD. Investors and shareholders of First Horizon will be able to obtain a free copy of the definitive proxy statement as well as other relevant documents filed with the SEC without charge at the SEC’s website (http://www.sec.gov). Copies of the definitive proxy statement and the filings with the SEC that will be incorporated by reference in that proxy statement can also be obtained, without charge, by directing a request to Clyde A. Billings Jr., First Horizon Corporation, 165 Madison, Memphis, TN 38103, telephone (901) 523-4444. Participants in the Solicitation First Horizon and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction with TD under the rules of the SEC. Information regarding First Horizon’s directors and executive officers is available in the proxy statement for its 2022 annual meeting of shareholders, which was filed with the SEC on March 14, 2022, and its annual report on Form 10-K for the year 2021 filed on March 1, 2022, as amended on March 4, 2022. Other information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement related to the proposed transaction with TD and other relevant materials to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.

1Q22 GAAP financial summary[1]

$s in millions except per share data	Reported					1Q22 Change vs.			
	1Q22	4Q21	3Q21	2Q21	1Q21	4Q21		1Q21	
						$/bps	%	$/bps	%
Net interest income	$ 479	$ 498	$ 492	$ 497	$ 508	$ (19)	(4)%	$ (29)	(6)%
Fee income	229	247	247	285	298	(18)	(7)%	(69)	(23)%
Total revenue	707	745	738	781	806	(38)	(5)%	(99)	(12)%
Expense	493	528	526	497	544	(35)	(7)%	(51)	(9)%
Pre-provision net revenue (PPNR)	215	217	213	284	262	(2)	(1)%	(47)	(18)%
Provision for credit losses	(40)	(65)	(85)	(115)	(45)	25	38 %	5	11 %
Pre-tax income	255	282	298	399	307	(27)	(10)%	(52)	(17)%
Income tax expense	57	53	63	88	71	4	8 %	(14)	(20)%
Net income	198	229	235	311	235	(31)	(14)%	(37)	(16)%
Non-controlling interest	3	3	3	3	3	—	— %	—	— %
Preferred dividends	8	8	8	13	8	—	— %	—	— %
Net income available to common shareholders (NIAC)	$ 187	$ 219	$ 224	$ 295	$ 225	$ (32)	(15)%	$ (38)	(17)%
$s in billions									
Avg loans	$ 54.1	$ 54.7	$ 55.5	$ 56.8	$ 58.2	$ (0.6)	(1)%	$ (4.1)	(7)%
Period-end loans	$ 55.0	$ 54.9	$ 55.4	$ 56.7	$ 58.6	$ 0.2	— %	$ (3.6)	(6)%
Avg deposits	$ 74.2	$ 74.6	$ 73.7	$ 73.2	$ 71.0	$ (0.5)	(1)%	$ 3.2	4 %
Period-end deposits	$ 74.1	$ 74.9	$ 74.3	$ 73.3	$ 73.2	$ (0.8)	(1)%	$ 0.9	1 %
Key performance metrics									
Net interest margin (NIM)	2.37 %	2.42 %	2.41 %	2.47 %	2.62 %	(5)bps		(25)bps	
Loan to deposit ratio (avg.)	72.9 %	73.3 %	75.3 %	77.7 %	82.0 %	(36)bps		(909)bps	
ROCE	9.9 %	11.3 %	11.4 %	15.5 %	12.0 %	(134)bps		(209)bps	
ROTCE	13.0 %	14.7 %	15.0 %	20.4 %	15.9 %	(174)bps		(292)bps	
ROA	0.9 %	1.0 %	1.1 %	1.4 %	1.1 %	(12)bps		(22)bps	
Efficiency ratio	69.7 %	70.9 %	71.2 %	63.7 %	67.5 %	(122)bps		213 bps	
FTEs	7,900	7,863	7,982	8,145	8,284	37	— %	(384)	(5)%
CET1 ratio	10.0 %	9.9 %	10.1 %	10.3 %	10.0 %	5 bps		— bps	
Effective tax rate	22.4 %	18.6 %	21.1 %	22.0 %	23.2 %	378 bps		(83)bps	
Per common share									
Diluted EPS	$ 0.34	$ 0.40	$ 0.41	$ 0.53	$ 0.40	$ (0.06)	(16)%	$ (0.06)	(15)%
Tangible book value per share	$ 10.46	$ 11.00	$ 10.88	$ 10.74	$ 10.30	$ (0.54)	(5)%	$ 0.16	2 %
Avg. diluted shares outstanding[2]	550	542	550	556	557	8	1 %	(7)	(1)%

[1]Adjusted financial measures, core NII, core NII ex. day count, core NIM, TBV per share, ROTCE, ROTCE before provision credit, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 1Q22 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.[2]Fully diluted share count in first quarter 2022 includes one month average impact of 9.8 million of Series G convertible securities issued in connection with the TD transaction.

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5 Table of contents 1Q22 key messages . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6 1Q22 overview . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7 1Q22 notable items . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8 1Q22 adjusted financial highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9 NII and NIM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10 Adjusted fee income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11 Adjusted expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12 Total loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13 Total funding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 Asset quality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15 Capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16 Merger integration update . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17 Key takeaways . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18 Appendix . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19

Well positioned to benefit given economic recovery and outlook for rates

Adjusted EPS[1] $0.38	Adjusted ROTCE[1] 14.7%	TBV $10.46
+1% Core Net Interest Income ex. Day Count	**-9%** Adjusted Noninterest Income	**-4%** Adjusted Expense
-38% Provision Credit	**~$60 million** IBKC Merger Annualized Revenue Synergies	**+16.5%** Asset Sensitive to +100 bp shock scenario
+4% C&I Loans ex. PPP & LMC	**+6%** Commercial Unfunded Commitments	**-1 bp** Interest-Bearing Deposit Costs

Reflects 1Q22 vs. 4Q21 results. [1]Adjusted financial measures, core NII, core NII ex. day count, core NIM, TBV per share, ROTCE, ROTCE before provision credit, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 1Q22 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.

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7 1Q22 underlying momentum muted by countercyclical impacts & seasonality Benefits of Diversified Model Solid Returns Strong Credit Quality IBKC Merger Update • Adjusted revenue of $704 million decreased 6% QoQ largely reflecting the impact of higher long-term rates on fixed income and mortgage as well as seasonality – NII down $20 million QoQ driven by a $23 million reduction tied to net merger-related and PPP benefits and day count – Core NII up 1% before the impact of day count with C&I loan growth of 4% ex. PPP and LMC – Fee income down 9% largely reflecting the impact of higher long-term rates and global uncertainty on fixed income and mortgage banking • Adjusted expense of $455 million decreased $19 million QoQ • Provision credit of $40 million largely reflecting decreased COVID-19 impacts partially offset by a slower growth economic forecast and inflationary pressures • Adjusted ROTCE of 14.7%; Adjusted ROTCE of 12.6% before the impact of provision credit • TBVPS of $10.46 decreased $0.54 driven by a $0.76 reduction tied to MTM losses on the securities portfolio recorded in OCI • Credit remains strong with net charge-offs of 7 bps and NPLs of 60 bps • ACL/NPL coverage of 2.07x; ACL/Loans ratio of 1.35% excluding LMC/PPP loans • Successfully completed final IBKC systems and signage conversion – Expect to deliver ~$200 million of targeted annualized net cost saves by 4Q22 – Achieved $116 million of annualized net cost saves through 1Q22 1Adjusted financial measures, core NII, core NII ex. day count, core NIM, TBV per share, ROTCE, ROTCE before provision credit, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 1Q22 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted. Adjusted EPS of $0.38 and PPNR of $249 million1 TD Transaction • Announced TD transaction at $25 per common share all cash, or ~37% premium at announcement • Issued $494 million convertible preferred in connection with the deal - 1Q22 EPS results include 9.8 million diluted common share related impact; expect 2Q22 full quarter impact of of 27.5 million

1Q22 notable items[1]

GAAP results reduced by $24 million after-tax, or $0.04 per share, of notable items

($s in millions, except per share data)

Notable Items

1Q22 IBKC merger-related notable items		
Noninterest expense:		
Total noninterest expense		28
1Q22 Total IBKC net merger-related notable items	**$**	**(28)**
1Q22 TD transaction-related costs		
Noninterest expense:		
Total noninterest expense	$	9
1Q22 Total TD transaction-related costs	$	(9)
1Q22 Other notable items		
Noninterest income:		
Total other noninterest income	$	(6)
1Q22 Total other notable items	**$**	**6**
1Q22 Total notable items		**(32)**
Tax impact of 1Q22 notable items		7
After-tax impact of 1Q22 notable items	**$**	**(24)**
EPS impact of 1Q22 notable items	**$**	**(0.04)**

Pre-tax Notable Items

- IBKC merger-related expense of $28 million
- TD transaction-related expense of $9 million
- Other notable items reflect $6 million gain related to a fintech investment

IBKC Cumulative Net Pre-tax Integration Costs

Cost to Date				Targeted	
4Q19 - 4Q21[2]	Purchase Acct.	1Q22	Total	2Q22 - 4Q22	Total
$ 360	$ 100	$ 28	$ 488	$30 - $40	$520 - $530

[1]Adjusted financial measures, core NII, core NII ex. day count, core NIM, TBV per share, ROTCE, ROTCE before provision credit, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 1Q22 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.[2]Includes pre-closing expenses incurred by IBKC.

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1Q22 adjusted financial highlights[1]

PPNR results largely reflect impact of higher long-term rates and seasonality

$s in millions except per share data	1Q22	4Q21	1Q21	1Q22 Change vs. 4Q21 $/bps	1Q22 Change vs. 4Q21 %	1Q22 Change vs. 1Q21 $/bps	1Q22 Change vs. 1Q21 %
Net Interest Income (FTE)	$ 482	$ 502	$ 511	$ (20)	(4)%	$ (29)	(6)%
Fee income	223	246	297	(23)	(9)%	(74)	(25)%
Total revenue (FTE)	704	748	808	(44)	(6)%	(104)	(13)%
Expense	455	474	464	(19)	(4)%	(9)	(2)%
Pre-provision net revenue	249	274	343	(25)	(9)%	(94)	(27)%
Provision for credit losses	(40)	(65)	(45)	25	38 %	5	11 %
Net charge-offs	10	1	8	9	NM	2	20 %
Reserve build/(release)	(50)	(66)	(53)	16	25 %	3	6 %
Net income available to common	$ 211	$ 260	$ 284	$ (49)	(19)%	$ (73)	(26)%
Key performance metrics							
Fee income as a % of total revenue	31.6 %	33.0 %	36.8 %	(132)bps		(515)bps	
Efficiency ratio	64.6 %	63.3 %	57.5 %	133 bps		715 bps	
ROTCE	14.7 %	17.5 %	20.2 %	(283)bps		(547)bps	
Diluted EPS	$ 0.38	$ 0.48	$ 0.51	$(0.10)	(21)%	$(0.13)	(25)%
Diluted shares[2]	550	542	557	8	1 %	(7)	(1)%
TBV per share	$10.46	$11.00	$10.30	$(0.54)	(5)%	$0.16	2 %
Effective tax rate	22.5 %	19.5 %	23.4 %	304 bps		(86)bps	

1Q22 vs. 4Q21 Highlights

- **Adjusted EPS** of $0.38 vs. $0.48; includes a $0.03 per share reduction tied to lower provision credit
  - **Adjusted ROTCE** of 14.7% and TBV per share of $10.46
- **NII** down $20 million driven by $18 million decrease tied to PPP portfolio
  - **Core NII** down $3 million given $7 million reduction tied to day count
  - Benefit of higher investment portfolio income, commercial loan balances and funding costs
- **Adjusted fee income** down 9% largely reflecting declines in fixed income and mortgage banking given the impact of higher long-term rates and macroeconomic volatility
- **Adjusted expense** of $455 million down $19 million driven by lower other noninterest expense and outside services
- **Provision credit** of $40 million vs. $65 million in 4Q21 largely reflects decreased COVID-19 impacts, partially offset by a slower growth economic forecast and inflationary pressures

[1]Adjusted financial measures, core NII, core NII ex. day count, core NIM, TBV per share, ROTCE, ROTCE before provision credit, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 1Q22 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted. [2]Fully diluted share count in first quarter 2022 includes one month average impact of 9.8 million of Series G convertible securities issued in connection with the TD transaction.

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NII trends reflect $7 million impact tied to day count[1]

Results reflect continued securities portfolio investments and 4% C&I loan growth ex. PPP and LMC

FTE NII and NIM Trends

($s in millions)



$511
$464
2.62%
$500
$450
2.47%
$495
$454
2.41%
$502
$466
2.42%
$482
$462
2.37%
1Q21
2Q21
3Q21
4Q21
1Q22
Core NII
Reported NII
Reported NIM

	1Q21	2Q21	3Q21	4Q21	1Q22
Core NIM	2.52%	2.36%	2.28%	2.28%	2.29%

1Q22 vs. 4Q21

$s in millions		NII	NIM
4Q21 Reported		502	**2.42 %**
PPP coupon income and fees		30	0.10 %
Net merger-related impacts		6	0.03 %
4Q21 Core	$	**466**	**2.28 %**
Investment portfolio[2]		7	0.03 %
Loan balances & spreads ex. LMC		4	(0.01)%
Funding costs & other		2	0.01 %
Day count		(7)	— %
Loans to mortgage companies		(8)	(0.01)%
1Q22 Core	$	**462**	**2.29 %**
PPP coupon income and fees		12	0.04 %
Net merger-related impacts		8	0.04 %
1Q22 Reported	$	**482**	**2.37 %**

1Q22 vs. 4Q21 Highlights

- **FTE NII** down 4% and NIM down 5 bps driven by a $16 million reduction in net merger-related and PPP benefits
- **Core NII** of $462 million up $3 million before a $7 million reduction tied to day count
  - Benefit of higher investment portfolio income, other C&I loan balances and lower funding costs
  - Securities portfolio balances increased 4% to $9.7 billion
  - Lower loans to mortgage companies and consumer loan balances and spreads
- **Core NIM** relatively stable at 2.29%
  - Benefit of higher investment portfolio income and lower funding costs was partially offset by the impact of lower LMC and consumer loan balances and spreads
  - Period-end excess cash of $12.7 billion decreased from $14.1 billion in 4Q21 driven by $1 billion of incremental securities investments

[1]Adjusted financial measures, core NII, core NII ex. day count, core NIM, TBV per share, ROTCE, ROTCE before provision credit, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 1Q22 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted. [2]Investment portfolio includes cash positions

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Adjusted fee income reflects impact of higher long-term rates and seasonality[1]

Results largely reflect declines in fixed income, mortgage and NSF fees

$s in millions	1Q22	4Q21	3Q21	2Q21	1Q21	1Q22 Change vs. 4Q21 $/bps	1Q22 Change vs. 4Q21 %	1Q22 Change vs. 1Q21 $/bps	1Q22 Change vs. 1Q21 %
Fixed income	$ 73	$ 82	$ 96	$ 102	$ 126	$(9)	(11)%	$(53)	(42)%
Service charges and fees	57	56	56	54	53	1	2 %	4	8 %
Mortgage banking & title	22	28	34	38	53	(6)	(21)%	(31)	(58)%
Brokerage, trust, and insurance	37	36	37	35	33	1	3 %	4	12 %
Card and digital banking fees	20	19	21	21	17	1	5 %	3	18 %
Deferred compensation income	(4)	—	3	7	3	(4)	NM	(7)	NM
Other noninterest income	18	25	21	29	14	(7)	(28)%	4	29 %
Total fee income	$ 223	$ 246	$ 268	$ 287	$ 297	$(23)	(9)%	$(74)	(25)%
Key Metrics									
Fixed Income									
Average Daily Revenue (ADR)	$ 1.0	$ 1.1	$ 1.3	$ 1.4	$ 1.9	$(0.1)	(12)%	$(0.9)	(48)%
Mortgage banking									
Originations									
Secondary	$ 533	$ 706	$ 772	$ 998	$ 1,144	$(173)	(25)%	$(611)	(53)%
Portfolio	$ 801	$ 874	$ 829	$ 791	$ 338	$(73)	(8)%	$ 463	137 %
Total	$1,334	$1,580	$1,601	$1,789	$1,482	$(246)	(16)%	$(148)	(10)%
Gain on sale spread	2.65 %	2.98 %	2.91 %	3.19 %	3.72 %	(33)bps		(107)bps	
Mix									
Purchase	61 %	51 %	56 %	65 %	50 %				
Refinance	39 %	49 %	44 %	35 %	50 %				

1Q22 vs. 4Q21 Highlights

- **Adjusted fee income** decreased $23 million, or 9%, driven by a reduction in fixed income, other income and mortgage banking
- **Fixed income** decreased $9 million largely reflecting the impact of higher long-term rates and global economic uncertainty; ADR of $1.0 million
- **Service charges and fees** remained relatively stable as the impact of an increase in treasury management fees following the systems conversion and higher transaction volume more than offset the impact of seasonality
- **Mortgage banking and title** decreased $6 million driven by lower origination volume given the impact of higher long-term rates, seasonality and continued mix shift toward portfolio loans
- **Card and digital banking fees** remained relatively stable despite the impact of seasonality
- **Other noninterest income** decreased $7 million from higher 4Q21 levels that included higher SBA servicing income

[1]Adjusted financial measures, core NII, core NII ex. day count, core NIM, TBV per share, ROTCE, ROTCE before provision credit, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 1Q22 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.

11

Adjusted expense down 4% with lower other noninterest expense/outside services

Results reflect impact tied to change in timing of long-term and stock compensation costs

$s in millions	1Q22	4Q21	3Q21	2Q21	1Q21	1Q22 Change vs. 4Q21 $/bps	4Q21 %	1Q21 $/bps	1Q21 %
Salaries and benefits	$ 188	$ 189	$ 191	$ 191	$ 195	$ (1)	(1)%	$ (7)	(4)%
Incentives and commissions	92	84	92	93	99	8	10 %	(7)	(7)%
Deferred compensation expense	(5)	1	4	6	3	(6)	NM	(8)	NM
Total personnel	275	274	286	290	297	1	— %	(22)	(7)%
Occupancy and equipment[2]	72	73	74	75	72	(1)	(1)%	—	— %
Outside services	59	66	65	56	54	(7)	(11)%	5	9 %
Amortization of intangible assets	12	13	13	13	13	(1)	(8)%	(1)	(8)%
Other noninterest expense	37	46	42	31	28	(9)	(20)%	9	32 %
Total noninterest expense	$ 455	$ 474	$ 480	$ 465	$ 464	$ (19)	(4)%	$ (9)	(2)%
Full-time equivalent associates	7,900	7,863	7,982	8,145	8,284	37	— %	(384)	(5)%

1Q22 vs. 4Q21 Highlights

- **Adjusted expense** of $455 million decreased $19 million driven by lower other noninterest expense and outside services
  - $3 million benefit tied to incremental merger cost saves
- **Personnel expense** remained relatively stable
  - **Salaries and benefits** relatively stable as the benefit of day count and merger saves was partially offset by an increase in FICA taxes
  - **Incentives and commissions** up $8 million
  - Lower revenue-based incentives and front-line associate bonuses more than offset by an increase tied to loan origination deferral costs and a change in timing of long-term incentive and stock-based compensation costs
- **Outside services** decreased $7 million driven by lower contractor costs, advertising and consulting costs
- **Other noninterest expense** decreased $9 million largely as a decrease in DDA product accruals, fraud losses, travel and entertainment, pension expense and contributions was partially offset by an increase in franchise taxes

[1]Adjusted financial measures, core NII, core NII ex. day count, core NIM, TBV per share, ROTCE, ROTCE before provision credit, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 1Q22 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted. [2]Occupancy and Equipment expense includes Computer Software Expense.

12

Loans relatively stable before the impact of PPP runoff[1]

C&I ex PPP & LMC up 4% QoQ

Loan trends



Period-end
Average
$58.6B
9%
9%
2%
19%
21%
40%
$54.9B
9%
4%
2%
19%
22%
47%
$55.0B
7%
1%
2%
20%
23%
48%
$56.8B
8%
8%
2%
19%
22%
42%
$55.5B
8%
5%
2%
19%
22%
43%
$54.7B
9%
3%
2%
20%
22%
45%
$54.1B
7%
2%
2%
20%
23%
48%
1Q21
4Q21
1Q22
2Q21
3Q21
4Q21
1Q22

	2Q21	3Q21	4Q21	1Q22
Yields	3.52%	3.47%	3.45%	3.34%
Core yields	3.35%	3.25%	3.20%	3.16%
Avg 1M LIBOR	0.10%	0.09%	0.09%	0.23%

- Commercial and Industrial (C&I) excl. LMC & PPP
- Consumer real estate
- Payroll Protection Program (PPP)
- Commercial real estate (CRE)
- Credit card and other
- Loans to mortgage companies (LMC)

1Q22 vs. 4Q21 Highlights

- Loans of $54.1 billion down $599 million driven by a $630 million decrease in PPP loans
  - Loans before the impact of PPP relatively stable
  - C&I loan growth ex. PPP & LMC up 4% driven by Mid-Atlantic, South FL, equipment finance, Middle TN, franchise finance and GA
- Period-end loans of $55.0 billion up $153 million driven by C&I and CRE offset by a $622 million decrease in LMC and a $397 million decrease in PPP
  - $1.2 billion, or 2%, increase in loans before the impact of PPP and LMC
  - C&I loan growth ex. PPP & LMC up 3% driven by asset-based lending, equipment finance, commercial real estate and South FL, GA, and Mid-Atlantic
  - Unfunded commitments increased 5%

Period-end commercial line utilization[2]

	2Q21	3Q21	4Q21	1Q22
Utilization %	45%	44%	42%	41%

[1]Adjusted financial measures, core NII, core NII ex. day count, core NIM, TBV per share, ROTCE, ROTCE before provision credit, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 1Q22 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted. [2]Utilization rates exclude Loans to Mortgage Companies.

13

Relatively stable deposit and funding costs[1]

Interest-bearing deposit costs relatively stable with improved period-end deposit mix

Interest-bearing liabilities & DDA trends



Period-end
Average
$77.5B
$79.0B
$77.9B
$77.6B
$78.4B
$79.0B
$78.4B
27%
6%
35%
32%
27%
4%
33%
35%
27%
4%
33%
36%
26%
6%
35%
33%
25%
5%
35%
34%
26%
5%
34%
36%
26%
4%
34%
36%
1Q21
4Q21
1Q22
2Q21
3Q21
4Q21
1Q22

	2Q21	3Q21	4Q21	1Q22
Deposit cost of funds	13 bps	11 bps	7 bps	6 bps
Total cost of funds	23 bps	21 bps	16 bps	16 bps
Avg 1M LIBOR	0.10%	0.09%	0.09%	0.23%

Demand Deposit Accounts (DDA) | Time deposits | Savings | Other interest-bearing deposits

1Q22 vs. 4Q21 Highlights

- Average deposits of $74.2 billion decreased $452 million, or 1%, driven by a $356 million decrease in DDA
  - Period-end deposits of $74.1 billion decreased $780 million as a $949 million decrease in interest-bearing was partially offset by an increase in DDA
- Deposit costs of 6 bps remained relatively stable
  - Interest-bearing deposit costs of 10 bps improved from 11 bps
- Total funding costs of 16 bps remained stable

[1]*Adjusted financial measures, core NII, core NII ex. day count, core NIM, TBV per share, ROTCE, ROTCE before provision credit, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 1Q22 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.*

14

15 Strong credit quality performance 1Net charge-off % is annualized and as % of average loans. Provision, credit losses, and net charge-offs $995 $890 $802 $736 $686 1.70% 1.57% 1.45% 1.34% 1.25% 253% 259% 231% 267% 207% ACL ACL/Loans ACL/NPLs 1Q21 2Q21 3Q21 4Q21 1Q22 Allowance for credit losses (ACL) Non-performing loans (NPLs) $394 $344 $347 $275 $332 0.67% 0.61% 0.63% 0.50% 0.60% NPLs $ NPLs % 1Q21 2Q21 3Q21 4Q21 1Q22 • Net charge-offs increased to 7 bps from unusually low levels in the prior quarters • NPL ratio of 60 bps increased modestly from unusually low 4Q21 levels • ACL coverage ratio of 1.25% vs. 1.34%; ACL coverage ex. LMC and PPP of 1.35% • 207% ACL coverage of NPLs – Provision credit of $40 million compared with $65 million in 4Q21 largely reflects decreased COVID-19 impacts, partially offset by a slower growth economic forecast and inflationary pressures 1 $8 $(10) $3 $1 $10 $(45) $(115) $(85) $(65) $(40) 0.06% (0.07)% 0.02% 0.01% 0.07% NCOs Provision for credit losses NCO% 1Q21 2Q21 3Q21 4Q21 1Q22 Results reflect decreased COVID-19 concerns and impact of slower growth economic forecast & inflationary pressures 1Q22 vs. 4Q21 Highlights ($s in millions)

Strong capital position[1]

Capital levels



12.8%
11.0%
10.0%
13.1%
11.4%
10.3%
12.6%
11.2%
10.1%
12.3%
11.0%
9.9%
13.2%
11.8%
10.0%
1Q21
2Q21
3Q21
4Q21
1Q22
CET1 ratio
Total capital ratio
Tier 1 capital ratio

1Q22 vs. 4Q21 Highlights

- TBVPS of $10.46 decreased 5% QoQ driven by a $0.76 reduction tied to a MTM valuation adjustment on the securities portfolio
- CET1 ratio remained strong at 10.0%
  - Largely as the benefit of NIAC was partially offset by a reduction tied to common dividends and growth in loans and unfunded commitments
- Total capital of 13.2% vs. 12.3% in 4Q21
- Issued $494 million convertible preferred in connection with the TD transaction which added ~80 bps to Tier 1 and Total capital ratios

1Q22 vs. 4Q21 CET1 ratio



9.9%
0.34%
(0.13)%
(0.13)%
(0.04)%
10.0%
4Q21 actual
Adjusted NIAC and other
Common Dividend
Loans/ unfunded commitments growth
Notable Items
1Q22 estimate

Tangible book value per share



$11.00
$0.37
$(0.76)
$(0.15)
$10.46
4Q21 actual
NIAC, net of change in Intangibles
AFS Securities MTM, Other
Common Dividends
1Q22 actual

[1]Adjusted financial measures, core NII, core NII ex. day count, core NIM, TBV per share, ROTCE, ROTCE before provision credit, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 1Q22 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.

16

IBKC merger integration and TD acquisition update

IBKC Merger

- Successfully completed systems and signage conversion
  - Bank servicing channels opened to customers ahead of schedule on conversion weekend
  - No significant increase in call center wait times or complaint volumes
- Strong consumer and commercial digital banking channel engagement with over 75% of clients logging in
- ~90% retention of identified critical talent/leadership since announcement of MOE

Proposed Acquisition by TD

- Announced $25 per common share all cash deal, or ~37% premium at announcement
- Current focus on associate communication and retention
  - Hosted informative town hall sessions in major FHN markets
  - Launched company-wide retention program
  - TD is committed to retaining First Horizon client-facing bankers
- Application for regulatory approvals in process and merger proxy filed
- Integration planning underway with expected 2Q22 launch of the integration office

IBKC Merger Highlights

Targeting annualized cost saves of ~$200 million by 4Q22

Achieved ~$29 million of savings in 1Q22

In Period Savings

Actual	Estimated
2021	2022
~$92mm	~$160mm

Annualized Run-Rate Savings

Actual		Estimated
4Q21	1Q22	4Q22
~$104mm	~$116mm	~$200mm

~$60 million of identified annualized revenue synergies largely tied to commercial loans

Additional synergies tied to debt capital markets, mortgage and private client/wealth

17

18 Focused on driving enhanced value • Focused on driving enhanced value for our associates, clients, communities and shareholders as we plan to join forces with TD • Deliver further benefits of diversified business model through revenue synergies and loan growth – Leverage benefits of MOE integrated systems and product set to serve clients – Drive continuous improvement in productivity and efficiency beyond the integration • Actively manage balance sheet and maintain excellent credit quality – Continue to improve overall balance sheet asset and funding mix – Maintain strong risk management practices

APPENDIX 19

NII accretion schedule & NII/NIM reconciliation to GAAP financials

Estimated IBKC Securities Premium Amortization[1]

$s in millions		
2Q22	$	(9)
3Q22-4Q22	$	(16)
2023 and beyond	$	(68)

Estimated IBKC Loan Accretion

$s in millions		
2Q22	$	12
3Q22-4Q22	$	21
2023 and beyond	$	64

Estimated Loan Accretion - Other Acquisitions

$s in millions		
2Q22	$	4
3Q22-4Q22	$	6
2023 and beyond	$	8

1Q22 Reported to Core Reconciliation

$s in millions	NII	NIM
1Q22 Reported (FTE)	$ 482	2.37 %
Less: non-core items		
PPP coupon income and fees	12	0.04
Loan Accretion	17	0.09
IBKC Premium Amortization	(10)	(0.05)
1Q22 Core (FTE)	**$ 462**	**2.29 %**
Less: day count impact	$ (7)	— %
1Q22 Core (FTE) ex. day count	**$ 469**	**2.29 %**

4Q21 Reported to Core Reconciliation

$s in millions	NII	NIM
4Q21 Reported (FTE)	$ 502	2.42 %
Less: non-core items		
PPP coupon income and fees	30	0.10
Loan Accretion	15	0.08
IBKC Premium Amortization	(10)	(0.05)
4Q21 Core (FTE)	**$ 466**	**2.28 %**

3Q21 Reported to Core Reconciliation

$s in millions	NII	NIM
3Q21 Reported (FTE)	$ 495	2.41 %
Less: non-core items		
PPP coupon income and fees	32	0.07
Loan Accretion	20	0.10
IBKC Premium Amortization	(12)	(0.06)
3Q21 Core (FTE)	**$ 454**	**2.28 %**

2Q21 Reported to Core Reconciliation

$s in millions	NII	NIM
2Q21 Reported (FTE)	$ 500	2.47 %
Less: non-core items		
PPP coupon income and fees	35	0.03
Time Deposit Amortization	1	—
Loan Accretion	25	0.14
IBKC Premium Amortization	(12)	(0.06)
2Q21 Core (FTE)	**$ 450**	**2.36 %**

1Q21 Reported to Core Reconciliation

$s in millions	NII	NIM
1Q21 Reported (FTE)	$ 511	2.62 %
Less: non-core items		
PPP coupon income and fees	24	(0.01)
Time Deposit Amortization	4	0.02
Loan Accretion	32	0.17
IBKC Premium Amortization	(14)	(0.07)
1Q21 Core (FTE)	**$ 464**	**2.52 %**

[1]*Estimated based on market rates and prepayment assumptions as of 3/31/2022.*

20

21 Notable Items ($s in millions except per share data) Favorable / (Unfavorable) (In millions, except per share data) 1Q22 4Q21 3Q21 2Q21 1Q21 Noninterest income: Purchase accounting gain (other noninterest income)1 $ — $ — $ — $ 2 $ (1) Retirement of legacy IBKC TruPS (other noninterest income) — 3 23 — — Branch sale gain (other noninterest income) — (4) (2) — — Gain on fintech investment (other noninterest income) (6) — — — — Total noninterest income (6) — 22 2 (1) Noninterest expense: Salaries and benefits (2) — — — — Incentives and commissions (2) (9) (10) (16) (21) Deferred compensation expense — (6) — — — Total personnel expenses (4) (16) (10) (16) (21) Occupancy and equipment — — (1) — (4) Outside services (25) (15) (24) (6) (4) Amortization of intangible assets (1) (1) (1) (1) (1) Other noninterest expense (7) (23) (10) (9) (50) Total noninterest expense (37) (54) (46) (32) (80) Total net notable items (pre-tax) 32 54 68 34 79 Provision for credit losses — — — — — Income before income taxes 32 54 68 34 79 Tax impact of notable items 7 13 17 8 19 After-tax impact of notable items $ 24 $ 41 $ 51 $ 26 $ 60 EPS impact of notable items $ (0.04) $ (0.08) $ (0.09) $ (0.05) $ (0.11) Diluted shares 550 542 550 556 557 1Purchase accounting gain is non-taxable income.

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

Adjusted FHN historical quarterly income statements

	1Q22			4Q21			3Q21			2Q21			1Q21		
($s in millions, except per share data)	GAAP	Notable Items	Non-GAAP	GAAP	Notable Items	Non-GAAP	GAAP	Notable Items	Non-GAAP	GAAP	Notable Items	Non-GAAP	GAAP	Notable Items	Non-GAAP
Interest income - FTE	$ 510	$ 3	$ 513	$ 531	$ 3	$ 534	$ 533	$ 3	$ 536	$ 542	$ 3	$ 545	$ 552	$ 3	$ 555
Interest expense- FTE	31	—	31	33	—	33	41	—	41	45	—	45	45	—	45
Net interest income- FTE	479	3	482	498	3	502	492	3	495	497	3	500	508	3	511
Less: Taxable-equivalent adjustment	—	3	3	—	3	3	—	3	3	—	3	3	—	3	3
Net interest income	479	—	479	498	—	498	492	—	492	497	—	497	508	—	508
Noninterest income:															
Fixed income	73	—	73	82	—	82	96	—	96	102	—	102	126	—	126
Mortgage banking and title	22	—	22	28	—	28	34	—	34	38	—	38	53	—	53
Brokerage, trust, and insurance	37	—	37	36	—	36	37	—	37	35	—	35	33	—	33
Service charges and fees	57	—	57	56	—	56	56	—	56	54	—	54	53	—	53
Card and digital banking fees	20	—	20	19	—	19	21	—	21	21	—	21	17	—	17
Deferred compensation income	(4)	—	(4)	—	—	—	3	—	3	7	—	7	3	—	3
Other noninterest income	24	(6)	18	25	—	25	(1)	22	21	27	2	29	15	(1)	14
Total noninterest income	229	(6)	223	247	—	246	247	22	268	285	2	287	298	(1)	297
Total revenue	707	(6)	702	745	—	745	738	22	760	781	2	784	806	(1)	805
Noninterest expense:															
Personnel expense:															
Salaries and benefits	190	(2)	188	190	—	189	191	—	191	191	—	191	196	—	195
Incentives and commissions	94	(2)	92	93	(9)	84	101	(10)	92	109	(16)	93	120	(21)	99
Deferred compensation expense	(5)	—	(5)	7	(6)	1	4	—	4	6	—	6	3	—	3
Total personnel expense	280	(4)	275	290	(16)	274	296	(10)	286	306	(16)	290	318	(21)	297
Occupancy and equipment	72	—	72	74	—	73	75	(1)	74	75	—	75	76	(4)	72
Outside services	84	(25)	59	81	(15)	66	89	(24)	65	63	(6)	56	58	(4)	54
Amortization of intangible assets	13	(1)	12	14	(1)	13	14	(1)	13	14	(1)	13	14	(1)	13
Other noninterest expense	44	(7)	37	70	(23)	46	52	(10)	42	40	(9)	31	78	(50)	28
Total noninterest expense	493	(37)	455	528	(54)	474	526	(46)	480	497	(32)	465	544	(80)	464
Pre-provision net revenue	215	32	246	217	54	271	213	68	281	284	34	318	262	79	340
Provision for credit losses	(40)	—	(40)	(65)	—	(65)	(85)	—	(85)	(115)	—	(115)	(45)	—	(45)
Income before income taxes	255	32	286	282	54	336	298	68	365	399	34	433	307	79	386
Provision for income taxes	57	7	64	53	13	65	63	17	80	88	8	96	71	19	90
Net income	198	24	222	229	41	271	235	51	286	311	26	337	235	60	295
Net income attributable to noncontrolling interest	3	—	3	3	—	3	3	—	3	3	—	3	3	—	3
Net income attributable to controlling interest	195	24	219	227	41	268	232	51	283	308	26	334	233	60	292
Preferred stock dividends	8	—	8	8	—	8	8	—	8	13	—	13	8	—	8
Net income available to common shareholders	$ 187	$ 24	$ 211	$ 219	$ 41	$ 260	$ 224	$ 51	$ 275	$ 295	$ 26	$ 321	$ 225	$ 60	$ 284
Common Stock Data															
EPS	$ 0.35	$ (0.05)	$ 0.40	$ 0.41	$ (0.08)	$ 0.48	$ 0.41	$ (0.09)	$ 0.50	$ 0.54	$ (0.05)	$ 0.58	$ 0.41	$ (0.11)	$ 0.51
Basic shares	533		533	537		537	546		546	550		550	552		552
Diluted EPS	$ 0.34	$ (0.04)	$ 0.38	$ 0.40	$ (0.08)	$ 0.48	$ 0.41	$ (0.09)	$ 0.50	$ 0.53	$ (0.05)	$ 0.58	$ 0.40	$ (0.11)	$ 0.51
Diluted shares	550		550	542		542	550		550	556		556	557		557
Memo:															
Total Revenue-FTE (Non-GAAP)	$ 707	$ 3	$ 704	$ 745	$ 3	$ 748	$ 738	$ 24	$ 763	$ 781	$ 5	$ 787	$ 806	$ 2	$ 808
PPNR-FTE (Non-GAAP)	215	34	249	217	58	274	213	71	283	284	37	321	262	82	343

22

23 Reconciliation to GAAP financials Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below. ($s in millions, except per share data) 1Q22 4Q21 3Q21 2Q21 1Q21 Tangible Common Equity (Non-GAAP) (A) Total equity (GAAP) $ 8,696 $ 8,494 $ 8,533 $ 8,566 $ 8,307 Less: Noncontrolling interest 295 295 295 295 295 Less: Preferred stock 1,014 520 520 520 470 (B) Total common equity $ 7,387 $ 7,679 $ 7,717 $ 7,750 $ 7,541 Less: Intangible assets (GAAP) 1,795 1,808 1,822 1,836 1,850 (C) Tangible common equity (Non-GAAP) $ 5,592 $ 5,871 $ 5,895 $ 5,914 $ 5,691 Tangible Assets (Non-GAAP) (D) Total assets (GAAP) $ 88,660 $ 89,092 $ 88,537 $ 87,908 $ 87,513 Less: Intangible assets (GAAP) 1,795 1,808 1,822 1,836 1,850 (E) Tangible assets (Non-GAAP) $ 86,865 $ 87,284 $ 86,715 $ 86,072 $ 85,663 Period-end Shares Outstanding (F) Period-end shares outstanding 535 534 542 551 552 Ratios (A)/(D) Total equity to total assets (GAAP) 9.81% 9.53% 9.64% 9.74% 9.49% (C)/(E) Tangible common equity to tangible assets (“TCE/TA”) (Non-GAAP) 6.44% 6.73% 6.80% 6.87% 6.64% (B)/(F) Book value per common share (GAAP) $ 13.82 $ 14.39 $ 14.24 $ 14.07 $ 13.65 (C)/(F) Tangible book value per common share (Non-GAAP) $ 10.46 $ 11.00 $ 10.88 $ 10.74 $ 10.30

24 Reconciliation to GAAP financials Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below. ($s in millions, except per share data) 1Q22 4Q21 3Q21 2Q21 1Q21 Adjusted Diluted EPS Net income available to common shareholders ("NIAC") (GAAP) a $ 187 $ 219 $ 224 $ 295 $ 225 Plus Tax effected notable items (Non-GAAP) 24 41 51 26 60 Adjusted Net income available to common shareholders (Non-GAAP) b $ 211 $ 260 $ 275 $ 321 $ 284 Diluted Shares (GAAP) c 550 542 550 556 557 Diluted EPS (GAAP) a/c $ 0.34 $ 0.40 $ 0.41 $ 0.53 $ 0.40 Adjusted diluted EPS (Non-GAAP) b/c $ 0.38 $ 0.48 $ 0.50 $ 0.58 $ 0.51 Adjusted Net Income ("NI") and Adjusted Return on Assets ("ROA") Net Income ("NI") (GAAP) $ 198 $ 229 $ 235 $ 311 $ 235 Plus Tax effected notable items (Non-GAAP) 24 41 51 26 60 Adjusted NI (Non-GAAP) $ 222 $ 271 $ 286 $ 337 $ 295 NI (annualized) (GAAP) d $ 801 $ 910 $ 931 $ 1,247 $ 955 Adjusted NI (annualized) (Non-GAAP) e $ 900 $ 1,074 $ 1,133 $ 1,353 $ 1,198 Average assets (GAAP) f $ 88,587 $ 89,025 $ 88,401 $ 87,559 $ 85,401 ROA (GAAP) d/f 0.90% 1.02% 1.05% 1.42% 1.12 % Adjusted ROA (Non-GAAP) e/f 1.02% 1.21% 1.28% 1.54% 1.40 % Return on Average Common Equity ("ROCE")/ Return on Average Tangible Common Equity ("ROTCE")/ Adjusted ROTCE Net income available to common shareholders (annualized) (GAAP) g $ 756 $ 868 $ 887 $ 1,182 $ 911 Adjusted Net income available to common shareholders (annualized) (Non- GAAP) h $ 855 $ 1,032 $ 1,089 $ 1,288 $ 1,154 Average Common Equity (GAAP) i $ 7,628 $ 7,710 $ 7,761 $ 7,651 $ 7,583 Intangible Assets (GAAP) 1,802 1,815 1,829 1,843 1,857 Average Tangible Common Equity (Non-GAAP) j $ 5,826 $ 5,895 $ 5,932 $ 5,808 $ 5,726 ROCE (GAAP) g/i 9.9% 11.3% 11.4% 15.5% 12.0 % ROTCE (Non-GAAP) g/j 13.0% 14.7% 15.0% 20.4% 15.9 % Adjusted ROTCE (Non-GAAP) h/j 14.7% 17.5% 18.4% 22.2% 20.2%

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

$ in millions except per share data)		1Q22	4Q21	3Q21	2Q21	1Q21
Adjusted Noninterest Income as a % of Total Revenue						
Noninterest income (GAAP)	a	$ 229	$ 247	$ 247	$ 285	$ 298
Plus notable items (GAAP)		(6)	—	22	2	(1)
Adjusted noninterest income (Non-GAAP)	b	223	246	268	287	297
Revenue (GAAP)	c	707	745	738	781	806
Taxable-equivalent adjustment		3	3	3	3	3
Revenue- Taxable-equivalent (Non-GAAP)		$ 710	$ 748	$ 741	$ 784	$ 809
Plus notable items (GAAP) (a)		(6)	—	22	2	(1)
Adjusted revenue (Non-GAAP)	d	704	748	763	787	808
Noninterest income as a % of total revenue (GAAP)	a/c	32.31 %	33.10 %	33.39 %	36.43 %	37.00 %
Adjusted noninterest income as a % of total revenue (Non-GAAP)	b/d	31.63 %	32.95 %	35.14 %	36.49 %	36.78 %
Adjusted Efficiency Ratio						
Noninterest expense (GAAP)	e	$ 493	$ 528	$ 526	$ 497	$ 544
Plus notable items (GAAP)		(37)	(54)	(46)	(32)	(80)
Adjusted noninterest expense (Non-GAAP)	f	455	474	480	465	464
Revenue (GAAP)	g	707	745	738	781	806
Taxable-equivalent adjustment		3	3	3	3	3
Revenue- Taxable-equivalent (Non-GAAP)		$ 710	$ 748	$ 741	$ 784	$ 809
Plus notable items (GAAP) (a)		(6)	—	22	2	(1)
Adjusted revenue (Non-GAAP)	h	704	748	763	787	808
Efficiency ratio (GAAP)	e/g	69.66 %	70.88 %	71.21 %	63.67 %	67.53 %
Adjusted efficiency ratio (Non-GAAP)	f/h	64.64 %	63.31 %	62.87 %	59.17 %	57.49 %

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26 Reconciliation to GAAP financials Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below. $ in millions except per share data) 1Q22 Net income available to common shareholders (GAAP) $ 187 Tax effected Notable Items $ 24 Adjusted Net income available to common shareholders (Non-GAAP) $ 211 Tax effected provision credit $ (31) Adjusted Net income available to common shareholders before provision credit (Non-GAAP) $ 180 Net income available to common shareholders (annualized) (GAAP) a $ 756 Adjusted Net income available to common shareholders (annualized) Non- GAAP) b $ 855 Adjusted Net income available to common shareholders before provision credit (annualized) (Non-GAAP) c 731 Average Common Equity (GAAP) d $ 7,628 Intangible Assets (GAAP) $ 1,802 Average Tangible Common Equity (Non-GAAP) e $ 5,826 Equity Adjustment for provision credit (Non-GAAP) $ 11 Adjusted Average Tangible Common Equity (Non-GAAP) f $ 5,815 ROCE (GAAP) a/d 9.9 % ROTCE (Non-GAAP) a/e 13.0 % Adjusted ROTCE (Non-GAAP) b/e 14.7 % Adjusted ROTCE before provision credit (Non-GAAP) c/f 12.6%

27 Reconciliation to GAAP financials Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below. Numbers may not foot due to rounding Period-end Average $s in millions 1Q22 4Q21 1Q22 vs 4Q21 1Q22 4Q21 1Q22 vs 4Q21 Loans excluding LMC & PPP $ % $ % Total C& I excl. LMC & PPP $ 26,262 $ 25,512 $ 750 3% $ 25,749 $ 24,668 $ 1,081 4 % Total CRE 12,486 12,109 377 3% 12,229 12,220 9 — % Total Commercial excl. LMC & PPP 38,748 37,621 1,127 3% 37,978 36,888 1,090 3 % Total Consumer 11,727 11,682 45 — % 11,638 11,681 (43) — % Total Loans excl. LMC & PPP 50,475 49,303 1,172 2% 49,616 48,569 1,047 2 % PPP 642 1,038 (397) (38) % 815 1,444 (630) (44) % LMC 3,895 4,518 (622) (14) % 3,651 4,669 (1,018) (22) % Total Loans $ 55,012 $ 54,859 $ 153 — % $ 54,082 $ 54,682 $ (600) (1) % Loans excluding PPP Total Commercial excl. PPP $ 42,642 $ 42,138 $ 504 1% $ 41,629 $ 41,557 $ 72 — % Total Consumer 11,727 11,682 45 — % 11,638 11,681 (43) — % Total Loans excl. PPP $ 54,369 $ 53,820 549 1% $ 53,267 $ 53,238 29 — % PPP 642 1,038 (397) (38) % 815 1,444 (630) (44) % Total Loans $ 55,012 $ 54,859 $ 153 — % $ 54,082 $ 54,682 (600) (1) % Allowance for Credit Losses (ACL) to Loans Ratio $s in millions Loan Balance ACL Balance ACL/Loans Total Loans $ 55,012 $ 686 1.2 % Loans to Mortgage Companies (LMC) 3,895 4 0.1 PPP 642 — — Total excl. LMC & PPP $ 50,475 $ 682 1.4%